Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of NTK Holdings, Inc. (“Company”), hereby certifies that the Company’s Quarterly Reports on Form 10-Q and Form 10-Q/A for the fiscal quarter ended April 1, 2006 (the “Reports”) fully comply with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Reports fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard L. Bready
Name: Richard L. Bready
Title: President and Chief Executive Officer

Dated: November 21, 2006